Exhibit 2



                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-17007) pertaining to the Farm Bureau 401(k) Savings Plan of our report dated May 31, 2001, with respect to the financial statements and supplemental schedule of the Farm Bureau 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.



Des Moines, Iowa
June 27, 2001



                                                                              11